Goldman Sachs Funds

RESEARCH SELECT FUND℠

Semiannual Report February 28, 2001

Long-term growth of capital

potential through a focused

portfolio of U.S. equity securities

GOLDMAN SACHS RESEARCH SELECT FUND

Market Review

Dear Shareholder:

During the period under review, the overall equity market continued the downward trend that began last year, and many investors rotated to more defensive stocks and high-quality bonds.

  Market Review: Stocks Fall, Bonds Rise and Select Opportunities Emerge — For the six month reporting period that ended February 28, 2001, the U.S. stock market, as measured by the S&P 500 Index, fell 17.84%, while the bond market, as measured by the Lehman Aggregate Bond Index, rose 7.50%. As a whole, the stock market’s decline was a sharp contrast to double-digit gains generated in previous years. And certain areas of the market fell even more dramatically. Nowhere was this more evident than in the Technology sector. As the reporting period progressed, the correction in the price of technology stocks intensified. All told, during the period the technology-laden NASDAQ Composite Index plunged 48.84%. As a result, many investors abandoned technology stocks in favor of “safer havens,” such as high-quality bonds and more defensive stocks that tend to perform well during periods of market uncertainty.

  The news wasn’t all bad in the financial markets, however. After a prolonged period of underperforming their growth counterparts, value stocks posted relatively strong returns. Investors were drawn to the solid fundamentals found in many value-oriented industries, including the Financial services, Real Estate and Healthcare sectors. U.S. Treasury securities also generated impressive results, as these issues rose sharply as interest rates fell.

  The Economy Stumbles — In our last report to shareholders, we explained that economic growth in the U.S. was beginning to moderate. Since that time, we’ve seen economic activity fall sharply. By the fourth quarter, many financial and economic indicators suggested the increasing probability of a recession. The most significant signs of moderation included weak production data, higher weekly unemployment claims, and lower consumer confidence. This triggered the Federal Reserve Board (the “Fed”) to switch gears and officially move from a “tightening” to an “easing” bias. In January 2001, the Fed lowered interest rates on two occasions, and explained that further cuts may be necessary to ward off a recession.

In summary, it has been an eventful period in the financial markets, one that we believe magnifies the importance of a long-term investment approach and the value of professional investment management and advice. As always, we appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management

March 15, 2001

GOLDMAN SACHS RESEARCH SELECT FUND

How is the Goldman Sachs
Research Select Fund Created?

Through this Fund, investors can access timely, high-quality equity research ideas from some of the industry’s most prominent and respected research professionals.

INVESTMENT OBJECTIVE

Long-term growth of capital

INVESTMENT FOCUS

A focused, concentrated portfolio of U.S. equity securites

GOLDMAN SACHS GLOBAL INVESTMENT RESEARCH DIVISION

Coverage of more than	Employs more than 800 professionals, including more
2,400 companies globally	than 250 equity analysts, 25 global research teams, and
11 portfolio strategists[1]

Covers 52 economies and 26 stock markets

Has frequently earned high research ratings in client polls
across the Americas, Europe and Asia[2]

THE GOLDMAN SACHS U.S. STOCK SELECTION COMMITTEE

Approves changes to the	10 senior professionals (7 Managing Directors)
U.S. Recommended for
Purchase List, manages the	Includes Goldman’s Director of Private Client Investment,
U.S. Select List, and reviews	Director of Global Investment Research, Director of U.S.
industry analysts’ investment	Investment Research, Director of U.S. Economic Research and
conclusions	senior sector specialists

GOLDMAN SACHS U.S. RECOMMENDED FOR PURCHASE LIST

300–400 stocks	Represents the highest rated securities recommended by
Goldman Sachs equity research analysts

THE U.S. SELECT LIST

25–35 stocks	Integrates the top-down sector views of the U.S. Stock
Selection Committee with the best ideas of Goldman Sachs
Equity Research

Represents stocks that the Committee believes will perform
the best over the next 12–18 months within the context of a
focused, well-structured equity portfolio

Constructed from stocks on the U.S. Recommended for
Purchase List

Seeks to outperform the S&P 500 Index

THE GOLDMAN SACHS RESEARCH SELECT FUND

An experienced portfolio management team from
Goldman Sachs’ Investment Management Division:

■	Constructs a mutual fund portfolio of the U.S. Select List stocks

■	Ensures that the Committee’s sector and stock views are accurately represented in the Fund

■	Offers efficient trading strategies

1  As of 12/31/00

2  For example, Institutional Investor and Reuters

GOLDMAN SACHS RESEARCH SELECT FUND

Fund Basics
as of February 28, 2001

PERFORMANCE REVIEW
	Fund Total Return
August 31, 2000–February 28, 2001	(without sales charge)[1]	S&P 500 Index[2]

Class A	–19.96%	–17.84%
Class B	–20.26	–17.84
Class C	–20.24	–17.84
Institutional	–19.85	–17.84
Service	–19.96	–17.84

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS
For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

Since Inception[3]	–11.25%	–11.18%	–7.34%	–5.90%	–6.10%
(6/19/00)

3  The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 2/28/01
Holding	% of Total Net Assets	Line of Business

Philip Morris Cos., Inc.	4.2%	Tobacco
Target Corp.	4.2	Department Stores
Automatic Data Processing, Inc.	4.2	Media
Federal Home Loan Mortgage Corp.	4.1	Financial Services
FPL Group, Inc.	4.1	Electrical Utilities
Merck & Co., Inc.	4.1	Drugs
Cablevision Systems Corp.	4.1	Media
Household International, Inc.	4.1	Financial Services
MBNA Corp.	4.1	Financial Services
Guidant Corp.	4.1	Medical Products

The top 10 holdings may not be representative of the Fund’s future investments.

The performance of the Fund may differ from that of the published U.S. Select List due to fees and expenses, transaction costs, the timing of portfolio transactions, modifications in stock weights in order to control trading costs, and the Fund’s holdings in securities other than equities. The Fund will be more volatile due to its concentration in a smaller number of stocks. Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.

GOLDMAN SACHS RESEARCH SELECT FUND

Portfolio Results

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Research Select Fund for the six-month period that ended February 28, 2001.

Performance Review

During the Fund’s reporting period, its Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of –19.96%, –20.26%, –20.24%, –19.85%, and –19.96%, respectively. These figures compare to the –17.84% total return of the Fund’s benchmark, the S&P 500 Index.

The Fund’s performance benefited from an underweight in Technology relative to the S&P 500 Index during the period, as investors sold off this sector in favor of more defensive stocks. Technology holdings in the Fund also outperformed those in the benchmark by a considerable margin, although both were significantly down in absolute terms. Stock selection was also positive in Consumer Non-Cyclicals and Industrials. However, the Fund’s holdings underperformed in other areas, most notably in the Telecommunications and Healthcare sectors.

Investment Process

The Goldman Sachs Research Select Fund seeks long-term growth of capital through a focused portfolio of U.S. equity securities. The Fund will generally consist of the 25–35 stocks that comprise the Goldman Sachs U.S. Select List. This list represents the stocks that the firm’s U.S. Stock Selection Committee believes will perform the best over the next 12 to 18 months, within the context of a well-structured equity portfolio.

Portfolio Positioning

The Fund emphasizes economic sectors that the U.S. Stock Selection Committee believes will perform best, while de-emphasizing or avoiding sectors they do not expect to perform well. For example, as of February 28, 2001, the Fund was overweighted in Financials, Energy and Utilities, and underweighted in Technology, Consumer Staples and Healthcare versus the S&P 500 Index.

Portfolio Highlights

The following stocks performed well during the reporting period: Cablevision Systems, United Technologies, Freddie Mac, FPL Group, and Merck.

Conversely, stocks that did not meet our expectations included Jabil Circuit, Nextel Communications, XO Communications and Rational Software. We have since sold our positions in all of these stocks except XO Communications.

GOLDMAN SACHS RESEARCH SELECT FUND

Portfolio Outlook

This past six-month period has been an extremely unusual market environment from many perspectives. Volatility hit record highs, especially in the fourth quarter of 2000, with the daily high-low spread for the S&P 500 Index averaging more than 2% (as compared with the 15-year average of just over 1%). Spreads between growth and value stocks also were at record levels. In February 2001, for example, the spread between the Russell 1000 Value and Russell 1000 Growth indices was 14.2%, the largest monthly difference in value’s favor since the inception of the indices in 1979. While these factors and others may make investing more challenging, we believe it will tend to favor sophisticated investors with strong research capabilities.

Looking ahead, we anticipate remaining fully invested as we actively manage the Fund’s portfolio in the sectors and stocks that we believe hold the most promise.

We thank you for your investment and look forward to earning your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York
March 15, 2001

GOLDMAN SACHS RESEARCH SELECT FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on June 19, 2000 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Research Select Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index with dividend reinvestment (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

Research Select Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions reinvested June 19, 2000 to February 28, 2001.

Aggregate Total Return through February 28, 2001 (a)	Since Inception (b)	Six Months (b)

Class A
Excluding sales charges	-13.80%	-19.96%
Including sales charges	-18.53%	-24.39%

Class B
Excluding contingent deferred sales charges	-14.20%	-20.26%
Including contingent deferred sales charges	-18.49%	-24.25%

Class C
Excluding contingent deferred sales charges	-14.10%	-20.24%
Including contingent deferred sales charges	-14.96%	-21.04%

Institutional Class	-13.60%	-19.85%

Service Class	-13.80%	-19.96%

(a)	All classes commenced operations on June 19, 2000.
(b)	Not annualized.
GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Investments
February 28, 2001 (Unaudited)
Shares	Description	Value

Common Stocks – 100.3%

Banks – 4.0%
726,710	Citigroup, Inc.	$ 35,739,598

Computer Hardware – 3.8%
1,438,425	Cisco Systems, Inc.*	34,072,692

Computer Software – 7.4%
545,463	Amdocs Ltd.*	35,460,550
1,636,965	Oracle Corp.*	31,102,335

		66,562,885

Department Stores – 4.2%
967,100	Target Corp.	37,716,900

Drugs – 4.1%
460,741	Merck & Co., Inc.	36,951,428

Electrical Equipment – 3.8%
448,000	Comverse Technology, Inc.*	33,572,000

Electrical Utilities – 8.1%
788,312	Calpine Corp.*	35,072,001
569,280	FPL Group, Inc.	37,031,664

		72,103,665

Energy Resources – 8.0%
518,080	Enron Corp.	35,488,480
652,800	Kinder Morgan, Inc.	36,165,120

		71,653,600

Entertainment – 4.0%
713,356	Viacom, Inc. Class B*	35,453,793

Financial Services – 20.3%
808,826	American Express Co.	35,491,285
562,460	Federal Home Loan Mortgage Corp.	37,037,991
761,908	General Electric Co.	35,428,722
630,240	Household International, Inc.	36,503,501
1,109,504	MBNA Corp.	36,480,491

		180,941,990

Industrial Parts – 4.0%
661,201	Tyco International Ltd.	36,134,635

Internet – 3.9%
792,600	AOL Time Warner, Inc.*	34,898,178

Life Insurance – 4.1%
1,178,400	MetLife, Inc.	36,353,640

Media – 8.3%
634,708	Automatic Data Processing, Inc.	37,447,772
471,480	Cablevision Systems Corp.*	36,586,848

		74,034,620

Medical Products – 4.1%
715,355	Guidant Corp.*	36,461,644

Telephone – 4.0%
2,420,100	XO Communications, Inc.*	35,998,988

Shares	Description	Value

Common Stocks – (continued)

Tobacco – 4.2%
786,180	Philip Morris Cos., Inc.	$ 37,878,152

TOTAL COMMON STOCKS
(Cost $923,936,518)		$ 896,528,408

TOTAL INVESTMENTS
(Cost $923,936,518)		$ 896,528,408

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND
Statement of Assets and Liabilities
February 28, 2001 (Unaudited)
Assets:

Investment in securities, at value (identified cost $923,936,518)	$ 896,528,408
Receivables:
Investment securities sold	66,436,977
Fund shares sold	11,228,398
Dividends and interest	529,117
Reimbursement from adviser	84,589
Other assets	4,054

Total assets	974,811,543

Liabilities:

Due to custodian	4,219,212
Payables:
Investment securities purchased	73,591,869
Fund shares repurchased	1,825,287
Amounts owed to affiliates	1,313,446
Accrued expenses and other liabilities	345,569

Total liabilities	81,295,383

Net Assets:

Paid-in capital	1,022,169,848
Accumulated undistributed net investment loss	(4,461,894)
Accumulated net realized loss on investment and futures related transactions	(96,783,684)
Net unrealized loss on investments	(27,408,110)

NET ASSETS	$ 893,516,160

Net asset value, offering and redemption price per share: (a)
Class A	$8.62
Class B	$8.58
Class C	$8.58
Institutional	$8.64
Service	$8.62

Shares outstanding:
Class A	40,527,207
Class B	39,332,399
Class C	21,532,321
Institutional	2,533,379
Service	5,032

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	103,930,338

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $9.12. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

GOLDMAN SACHS RESEARCH SELECT FUND
Statement of Operations
For the Six Months Ended February 28, 2001 (Unaudited)
Investment income:

Dividends	$ 2,553,325
Interest	1,866

Total income	2,555,191

Expenses:

Management fees	3,634,217
Distribution and Service fees (a)	2,471,381
Transfer Agent fees (b)	678,897
Registration fees	344,877
Printing fees	122,298
Custodian fees	41,308
Professional fees	30,889
Other	2,967

Total expenses	7,326,834

Less — expense reductions	(309,749)

Net expenses	7,017,085

NET INVESTMENT LOSS	(4,461,894)

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investment transactions	(95,624,286)
Futures transactions	113,124
Net change in unrealized gain on investments	(64,315,531)

Net realized and unrealized loss on investments and futures	(159,826,693)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(164,288,587)

(a)	Class A, Class B and Class C had distribution and service fees of $361,843, $1,385,357 and $724,181, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $275,001, $263,208, $137,594, $3,090 and $4, respectively.
GOLDMAN SACHS RESEARCH SELECT FUND
Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2001 (Unaudited)	For the Period Ended August 31, 2000 (a)

From operations:

Net investment loss	$ (4,461,894)	$ (900,981)
Net realized loss on investment transactions	(95,511,162)	(1,272,522)
Net change in unrealized gain (loss) on investments	(64,315,531)	36,907,421

Net increase (decrease) in net assets resulting from operations	(164,288,587)	34,733,918

From share transactions:

Proceeds from sales of shares	584,130,946	503,337,356
Cost of shares repurchased	(54,706,616)	(9,690,857)

Net increase in net assets resulting from share transactions	529,424,330	493,646,499

TOTAL INCREASE	365,135,743	528,380,417

Net assets:

Beginning of period	$528,380,417	$ —

End of period	$893,516,160	$528,380,417

Accumulated net investment loss	$ (4,461,894)	$ —

(a)	Commencement date of operations was June 19, 2000 for all share classes.
GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements
February 28, 2001 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Research Select Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific-expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

D.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At February 28, 2001, the aggregate cost of portfolio securities for federal income tax purposes is $924,871,871. Accordingly, the gross unrealized gain on investments was $47,285,271 and the gross unrealized loss on investments was $75,628,734 resulting in a net unrealized loss of $28,343,463.

GOLDMAN SACHS RESEARCH SELECT FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

            During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund.

        For the six months ended February 28, 2001, the adviser reimbursed approximately $309,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended February 28, 2001, custody fees were reduced by approximately $1,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $915,000 for the six months ended February 28, 2001.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of February 28, 2001, the amounts owed to affiliates were approximately $703,000, $479,000, and $131,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.
GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the six months ended February 28, 2001, were $1,262,929,641 and $824,159,864, respectively.

For the six months ended February 28, 2001, Goldman Sachs earned approximately $684,000 of brokerage commissions from portfolio transactions.

5. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the six months ended February 28, 2001, the Fund did not have any borrowings under this facility.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

At February 28, 2001, the Fund did not hold any joint repurchase agreements.
GOLDMAN SACHS RESEARCH SELECT FUND

7. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended February 28, 2001 (Unaudited)		For the Period Ended August 31, 2000(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	23,526,199	$226,663,943	20,575,834	$206,719,550
Shares repurchased	(3,218,842)	(30,273,325)	(355,984)	(3,608,374)

	20,307,357	196,390,618	20,219,850	203,111,176

Class B Shares
Shares sold	22,086,845	212,624,861	18,789,070	188,934,348
Shares repurchased	(1,472,391)	(13,772,930)	(71,125)	(724,005)

	20,614,454	198,851,931	18,717,945	188,210,343

Class C Shares
Shares sold	13,608,762	130,769,947	8,987,442	90,662,633
Shares repurchased	(1,029,276)	(9,557,834)	(34,607)	(356,002)

	12,579,486	121,212,113	8,952,835	90,306,631

Institutional Shares
Shares sold	1,476,213	14,035,862	1,676,491	17,008,949
Shares repurchased	(118,641)	(1,102,527)	(500,684)	(5,002,476)

	1,357,572	12,933,335	1,175,807	12,006,473

Service Shares
Shares sold	3,912	36,333	1,120	11,876

	3,912	36,333	1,120	11,876

NET INCREASE	54,862,781	$529,424,330	49,067,557	$493,646,499

(a)	Commencement date of operations was June 19, 2000 for all share classes.

GOLDMAN SACHS RESEARCH SELECT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations

	Net asset value, beginning of period	Net investment loss (c)	Net realized and unrealized gain	Total from investment operations

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$10.77	$(0.04)	$(2.11)	$(2.15)
2001 - Class B Shares	10.76	(0.07)	(2.11)	$(2.18)
2001 - Class C Shares	10.77	(0.07)	(2.12)	$(2.19)
2001 - Institutional Shares	10.78	(0.02)	(2.12)	$(2.14)
2001 - Service Shares	10.78	(0.05)	(2.11)	$(2.16)

FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced June 19, 2000)	10.00	(0.02)	0.79	0.77
2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76
2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77
2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78
2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

					Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets (b)	Ratio of net investment loss to average net assets (b)	Ratio of expenses to average net assets (b)	Ratio of net investment loss to average net assets (b)	Portfolio turnover rate

$8.62	(19.96)%	$349,402	1.50%	(0.80)%	1.59%	(0.89)%	112%
8.58	(20.26)	337,343	2.25	(1.55)	2.34	(1.64)	112
8.58	(20.24)	184,834	2.25	(1.55)	2.34	(1.64)	112
8.64	(19.85)	21,894	1.10	(0.41)	1.19	(0.50)	112
8.62	(19.96)	43	1.60	(1.01)	1.69	(1.10)	112

10.77	7.70	217,861	1.50	(1.04)	2.05	(1.59)	5
10.76	7.60	201,437	2.25	(1.79)	2.80	(2.34)	5
10.77	7.70	96,393	2.25	(1.78)	2.80	(2.33)	5
10.78	7.80	12,677	1.10	(0.50)	1.65	(1.05)	5
10.78	7.70	12	1.60	(1.13)	2.15	(1.68)	5

FUNDS PROFILE

Goldman Sachs Funds

THE GOLDMAN SACHS ADVANTAGE	Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $280 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
Our goal is to deliver:

1  An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CORESM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs & Co.

*Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: April 29, 2001

01-556 / RESSAR / 83K / 04-01